FORM 8-KSB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 19, 2004

                             MPM Technologies, Inc.
             (Exact name of registrant as specified in its charter)


          Washington               0-14910              81-0436060
       ----------------        ----------------     ------------------
       (State or other           (Commission           (IRS Employer
        jurisdiction of          File Number)       Identification No.)
        incorporation)


        199 Pomeroy Road, Parsippany, NJ                         07054
    -----------------------------------------                  ----------
    (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number including area code (973) 428-5009


             (Former name or address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

The Company announced that wholly owned subsidiary Huntington Environmental Systems, Inc. had filed a Chapter 7 Petition under the U.S. Bankruptcy Code.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


ITEM 5. OTHER EVENTS


ITEM 6. RESIGNATION OF A REGISTRANT'S DIRECTOR


ITEM 7. FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a). Financial Statements of business acquired

          (b). Pro forms financial information

          (c). Exhibits

                                  SIGNATURE(S)


     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     MPM Technologies Inc.


           March 19, 2003                            /s/ Robert D. Little
         -----------------                           ---------------------------
               (Date)                                Robert D. Little
                                                     Secretary